PLEDGE AGREEMENT


      THIS AGREEMENT is made as of the 15th day of November 2001 by and between ALLIANCE SEMICONDUCTOR CORPORATION (the "Corporation"), a Delaware corporation, ALLIANCE SEMICONDUCTOR (S.A.) (PTY) LTD (the "LLC"), a South African corporation (collectively referred to as the "Borrower") both with offices at 2575 Augustine Drive, Santa Clara, CA 95054, and CHINATRUST COMMERCIAL BANK, a bank incorporated under the laws of the Republic of China, licensed to operate the banking business and having its principal place of business at 3 Sung Shou Road, Taipei, Taiwan, R.O.C. ("Bank").

WITNESSETH:

      WHEREAS, the Borrower and the Bank (acting by and through its New York branch) have entered into a Credit Agreement dated November 15, 2001 pursuant to which the Borrower has agreed to extend a loan in the aggregate principal amount of Thirty Million United States Dollars (US$30,000,000) (the "Credit Agreement") to the Borrower on the condition, among other things, that the Borrower shall provide to the Bank and create a pledge of unrestricted common shares of United Microelectronics Corp. ("UMC") owned by the Borrower (the "Collateral") as hereinafter specified.

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the parties hereto agree as follows:

      1. Definitions.     As  used  in  this  Agreement,  the  following
terms have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

      "Collateral Value" means total value of the Collateral calculated based on the daily closing price per share of Collateral as quoted on the Taiwan Stock Exchange, converted into United States Dollars at the Spot Rate.

      "Secured Obligations" means any and all liabilities and obligations of the Borrower under the Credit Agreement, including, without limitation, the principal, interest, commissions, charges, fees and expenses payable under the Credit Agreement.

      "Spot Rate" means the amount of New Taiwan Dollars that may be purchased with one United States Dollar, as reported in The Asian Wall Street Journal for the date of such determination.

      "Taiwan Business Day" means any day that is a trading day of the Taiwan Stock Exchange.

      "TSCDC" means Taiwan Securities Central Depositary Corporation.

      "UMC" means United Microelectronics Corp., a corporation duly organized and validly existing under the laws of the Republic of China and having its principal place of business at 300 No.3, Li-hsin RD. II, Science-Based Industrial Park, Hsinchu, Taiwan, R.O C.

      2. Pledge. (a) To secure the due payment to the Bank of all amounts which may now or hereafter from time to time be owing by Borrower to Bank, the Secured Obligations and to induce Bank to extend credit to Borrower under the Agreement or otherwise, for valuable consideration, the sufficiency and receipt of which are hereby acknowledged, Borrower hereby pledges, assigns and transfers to Bank, and grants to Bank a continuing security interest in and to, all of the Collateral, together with any other property delivered to Bank hereunder and all additions thereto and substitutions therefor and all cash proceeds thereof.

      (b) The Borrower will, on the date hereof, create and register a pledge over the Collateral through the book-entry system of TSCDC in favor of the Bank in accordance with the book-entry rules of TSCDC. It is hereby agreed by the parties hereto that the book entry regarding the pledge as contemplated hereby made by TSCDC as aforesaid shall replace the endorsement and delivery of physical share certificates evidencing the Collateral.

      (c) From time to time, the Borrower shall do such things and execute such documents, at its cost and expense, as the Bank may request to effectuate and maintain a valid first priority pledge and security interest in the Collateral, including, without limitation, notifying and registering the same with UMC.

      (d) Pursuant to this Agreement the Borrower is hereby pledging the Collateral which is required to have a Collateral Value of at least two hundred fifty percent (250%) of the Commitment (as defined in the Credit Agreement) as of the time each loan is made to Borrower by the Bank pursuant to the Credit Agreement. In the event the Bank determines and notifies the Borrower that the Collateral Value at any time has fallen to two hundred percent (200%) or less of the then total outstanding and unpaid principal amount of the loans extended under the Credit Agreement (the "Outstanding Amount"), as calculated and determined by the Bank, the Borrower shall, within three (3) Taiwan Business Days following the date on which the Bank so notifies the Borrower, provide additional shares of UMC owned by the Borrower to make up the shortage so that the Collateral Value shall again be at least two hundred fifty percent (250%) of the Outstanding Amount. If additional shares of UMC are pledged, the Borrower shall create and register the pledge over the additional shares in accordance with the terms of this Agreement by delivery of such shares to TSCDC and the creation and pledge of the additional shares through the book-entry system of TSCDC, or other mutually agreeable method of pledging.

      (e) As an alternative to pledging additional shares of UMC, the Borrower may partially prepay the Outstanding Amount, subject to the terms of the Credit Agreement, so as to reduce said amount to a level at which the Collateral Value is again at least two hundred fifty percent (250%) of the Outstanding Amount.

      (f) In the event the Collateral Value falls to or below one hundred eighty percent (180%) of the Outstanding Amount (including the three (3) day period provided for in Section 2(d) of this Agreement), as calculated and determined by the Bank, the Bank may without notice to the Borrower dispose of the Collateral to the extent necessary to restore the Collateral Value to at least two hundred fifty percent (250%) of the Outstanding Amount.

      (g) In the event the Borrower fails to provide additional shares of UMC to restore the Collateral Value to at least two hundred fifty percent (250%) of the Outstanding Amount or partially prepay the Outstanding Amount so that the Collateral Value is again at least two hundred fifty percent (250%) of the Outstanding Amount, the Bank shall have the rights set forth in Section 2(f) of this Agreement.

      (h) In the event that the Bank sells the collateral (whether pursuant to its rights under this Agreement or at the election of the Borrower to prepay or repay the loans) the Bank shall not be deemed to have received the net funds (that is, after payment of any transaction costs, taxes and other fees) until it receives the funds at its New York Office (as defined in the Credit Agreement) in United States dollars. The Bank shall not be responsible for any change in the Spot Rate nor the time required to have the remittance from the Republic of China to the United States approved by the Central Bank of China, however, the Bank will use reasonable efforts to promptly obtain the approval of the Central Bank of China.

      3.   Representations   and   Warranties.   The   Borrower   hereby
represents and warrants as follows:

      (a) The Borrower legally and beneficially owns the Collateral free and clear of any lien, charge or encumbrance of any kind, other than the pledge created under this Agreement.

      (b) The execution, delivery and performance of this Agreement and the pledge of the Collateral hereunder by the Borrower will not, to its knowledge, contravene or violate any law, regulation, organizational documents of the Borrower or any agreement to which it is a party or to which its property may be subject.

      (c) The pledge created hereunder constitutes a valid and perfected first priority security interest over the Collateral, legally binding and enforceable against the Borrower.

      (d) To its knowledge, all governmental and other consents that are required to have been obtained by the Borrower with respect to this Agreement and the grant of the pledge and security interest have been obtained and are in full force and effect and all conditions of any such consent have been complied with.

      (e) Borrower agrees to reimburse Bank, on demand, for any reasonable amounts paid or advanced by Bank for the purpose of preserving the Collateral for any part thereof and/or any liabilities or expenses incurred by Bank as the transferee or holder of the Collateral.

      4.  Covenants.

      (a) The Borrower agrees that without the Bank's prior written consent, it shall not:

      (i) sell, transfer, assign or otherwise dispose of or purport to sell, transfer, assign or otherwise dispose of any of the Collateral; or

      (ii) create or suffer to exist any mortgage, pledge, charge, lien or other security interest over any of the Collateral.

      (b) Bank shall be under no duty to: (i) collect or protect the Collateral or any proceeds thereof or give any notice with respect thereto, except as provided in Section 2(d); (ii) preserve the rights if any of Borrower with respect to the Collateral against prior parties; (iii) preserve rights against any parties to any instrument or document which may be part of the Collateral;
(iv) sell or otherwise realize the value of the Collateral; or (v) seek payment from any particular source. Without limiting the generality of the foregoing, Bank shall not be obligated to take any action in connection with any conversion, call, redemption, retirement or any other event relating to any of the Collateral.

      5. Dividends and Profits.

      Profits, dividends and other distributions of income or capital in respect of the Collateral distributed in stock of UMC shall be distributed to Borrower provided that at such time the Collateral Value is equal to at least two hundred fifty percent (250%) of the Outstanding Amount. In the event the Collateral Value is not at least two hundred fifty percent (250%) of the Outstanding Amount, the profits, dividends and other distributions of income or capital in respect of the Collateral distributed in the form of shares of stock by UMC shall become part of the Collateral, and the Borrower shall immediately create and register such pledge over such additional shares of UMC through the book-entry system of TSCDC, or other mutually agreeable method of pledging, such additional shares shall thereafter be deemed Collateral.

      6. Rights and Remedies - Default. Upon the occurrence of a Default (as such term is defined in the Credit Agreement) or if the Borrower breaches any of the provisions of this Agreement the Bank shall have all the rights and remedies enumerated herein; that is the Bank shall immediately be entitled to enforce the pledge under this Agreement and shall be entitled to sell, realize or dispose of all or any of the Collateral in such manner and for such consideration as permitted by law.


      7. Continuing Security. Notwithstanding any intermediate prepayment or satisfaction of the whole or any part of the loans made by the Bank to the Borrower, the pledge created hereunder shall be a continuing security for the discharge of the Secured Obligations of the Borrower to the Bank and shall also cover all sums of money or obligations which shall from time to time be due to the Bank from the Borrower under the Credit Agreement.

      8. Release of Security. Upon the payment in full of the Borrower's Secured Obligations under the Credit Agreement in accordance with the terms and conditions thereof, the Bank shall, at the cost and expense of the Borrower, release the Collateral to the Borrower and agrees to promptly execute and deliver all such documents as are necessary to effect such release.

      9.   Amendments.   This  Agreement  may  be  amended  only  by  an
instrument in writing which is signed by the Bank and Borrower.

      10. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the Republic of China.

      11. Submission to Jurisdiction. (a) BORROWER HEREBY IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDINGS AGAINST BORROWER OR ANY OF ITS PROPERTY ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS PLEDGE AGREEMENT MAY BE BROUGHT IN THE TAIPEI DISTRICT COURT, AS BANK MAY ELECT, AND BY EXECUTION AND DELIVERY OF THIS PLEDGE AGREEMENT, BORROWER HEREBY SUBMITS TO AND ACCEPTS WITH REGARD TO ANY SUCH ACTION OR PROCEEDING, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF SUCH COURT.

      (b) BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT IN THE TAIPEI DISTRICT COURT AND HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT SUCH VENUE IS NOT A CONVENIENT FORUM FOR ANY SUCH SUIT, ACTION OR PROCEEDING.

      12. Waiver. The failure or delay of Bank to require performance by Borrower of any provision of this Pledge Agreement or any document, instrument or agreement executed with this Pledge Agreement, or the failure of Bank to exercise any right, power or privilege shall not affect its right to require performance of such provision unless and until such performance has been waived by Bank in writing. Each and every right granted to Bank hereunder or any other document or instrument delivered hereunder or in connection herewith shall be cumulative and may be exercised from time to time.

      13.  Notices.

      (a) Any notice hereunder shall be in writing and shall be delivered or transmitted pursuant to Section 8.02 of the Credit Agreement..

      (b) In additional to notice pursuant to Section 13(a) the Bank shall give notice to ____________________
______________________,  who it hereby  designates as its agent for such
notice      in      Taiwan,       Republic       of      China,       at
------------------------------------------------------------------------
by a notice registered and delivered by the Republic of China post office.

      14. Severability. If any term contained in this Agreement shall be held by any court of competent jurisdiction to be invalid, illegal or unenforceable in any respect under any applicable law, the remaining terms hereof shall not in any way be affected or impaired.

      15. Binding Agreement; Assignment. This Pledge Agreement shall be binding upon Borrower, and Borrower's successors and assigns. Borrower shall not assign or transfer any of its respective obligations hereunder without the prior written consent of Bank. Bank may at any time assign or transfer its interest herein and the transferee shall thereupon become vested with all of the rights and powers given to Bank herein. Any attempted assignment by Borrower in contravention of this Agreement shall be void and of no effect whatsoever.

      16. Further Assurances. Upon request by Bank and at Borrower's sole expense, Borrower shall correct any defect or error that may be discovered in this Agreement or any other document, instrument or agreement contemplated herein or in the execution, acknowledgment or recording thereof. Upon request by Bank, Borrower shall also promptly execute, acknowledge, deliver, record, file and register any and do all such further acts, with respect to this Agreement or any other document, instrument or agreement contemplated herein and all continuations thereof, notices of assignment, transfers, certificates, assurances and other installments as Bank may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other document, instrument or agreement contemplated herein, (ii) to subject to valid and enforceable liens and security interests free and clear of all defects and encumbrances any of the collateral covered or now or hereafter intended to be covered by this Agreement or any other documents instrument or agreement contemplated herein, (iii) to perfect and maintain the validity, effectiveness and priority of this Agreement or any other document contemplated herein and any liens and security interest intended to be created thereby, and
(iv) to better assure, assign, transfer, preserve, protect and confirm unto Bank the rights granted or now or hereafter intended to be granted to Bank under this Agreement or any document, instrument or agreement contemplated herein.

      17. English Language.

      (a) This Agreement is made in English only.

      (b) No translation of this Agreement into Chinese or any other language shall be of any force or effect and shall be for convenience only.



IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement as of the date first above written.

Alliance Semiconductor Corporation

By:  /s/ N. Damodar Reddy
   -----------------------------------
Name:  N. Damodar Reddy
Title:  President and CEO

Alliance Semiconductor (S.A.) (Pty) Ltd

By:  /s/ N. Damodar Reddy
   -----------------------------------
Name:  N. Damodar Reddy
Title:  Director

Chinatrust Commercial Bank, Ltd., New York Branch

By:  /s/ John Teng
   -----------------------------------
Name:  John Teng
Title:  Executive Vice President and General Manager